UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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GORDON POINTE ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GORDON POINTE ACQUISITION CORP.
780 Fifth Avenue South
Naples, FL 34102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2020

To the Stockholders of Gordon Pointe Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Gordon Pointe Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “GPAQ” or the “Company”), will be held on May 14, 2020, at 9:00 a.m. Eastern daylight time, at the offices of Fox Rothschild LLP, located at 2000 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103. You are cordially invited to attend the Special Meeting for the purpose of voting on the following proposals:

•        a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, as previously amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020 (the latest such date being referred to as the “Extended Date”); and

•        a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of January 24, 2018, as amended (collectively, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from May 14, 2020 to the Extended Date.

Each of the Extension Amendment and the Trust Amendment are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. On September 16, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GPAQ Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Holdings”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“Company Merger Sub”), HOF Village, LLC, a Delaware limited liability company (“HOFV”) and HOF Village Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOFV (“Newco”). Pursuant to the Merger Agreement, (i) Acquiror Merger Sub will be merged with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with security holders of the Company receiving substantially equivalent securities of Holdings, and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of the Company and with the members of Newco receiving shares of common stock of Holdings.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 14, 2020 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Merger Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Trust Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 3,125,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and our Sponsor owns 4,900,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Gordon Pointe Management, LLC, the Company’s sponsor (the “Sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (such loan being referred to herein as the “Contribution”) $0.03 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete a business combination to June 15, 2020, plus, an additional $0.03 for each public share if the Company elects to further extend the deadline for an additional 30 days. Accordingly, assuming no public shares are redeemed, if the Company takes the initial extension to June 15, 2020 and the additional 30-day option period, then the Sponsor would make an aggregate Contribution of approximately $211,891. The first Contribution will be deposited in the Trust Account on the date that the Extension is approved and, if the Company elects to further extend the deadline for an additional 30 days, the second Contribution will be deposited in the Trust Account within two business days prior to the beginning of such 30-day period. The Sponsor will not make any Contribution unless the Extension Amendment and the Trust Amendment are approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of the proposed business combination. The loan will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Sponsor will have the sole discretion whether to extend for the additional 30-day period and if the Sponsor determines not to extend for the additional 30-day period, its obligation to make an additional Contribution will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 12, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Our stockholders previously approved three separate extensions of the period of time for which we are required to consummate a business combination, such that the Company currently has until May 14, 2020 to consummate its initial business combination. In connection with the approval of the prior extensions, the Company’s sponsor loaned to the Company an aggregate of $2,942,352, which amounts were deposited into the Trust Account. Such loans may not be repaid if a business combination is not consummated. See the section entitled “Proposal No. 1 and Proposal No. 2 — The Extension Amendment and the Trust Amendment — Interests of the Company’s Directors and Officers”. The aggregate number of public shares presented for redemption in connection with the prior extensions was 8,968,484 shares. Following such redemptions, the Company has 3,531,516 public shares outstanding.

As of March 31, 2020, there was approximately $38 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.82 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.76 per share. The closing price of the Company’s common stock on April 17, 2020 was $10.75. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

If the Extension Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by May 14, 2020, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment and the Trust Amendment Proposal. The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on April 2, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

April 22, 2020	By Order of the Board of Directors,
/s/ James J. Dolan
James J. Dolan
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment and the Trust Amendment, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment and the Trust Amendment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 14, 2020: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/gordonpointe/smp2020.

GORDON POINTE ACQUISITION CORP.
780 Fifth Avenue South
Naples, FL 34102

SPECIAL MEETING OF STOCKHOLDERS
To Be Held ON MAY 14, 2020

PROXY STATEMENT

A special meeting (the “Special Meeting”) of Gordon Pointe Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “GPAQ” or the “Company”), will be held on May 14, 2020, at 9:00 a.m. Eastern daylight time, at the offices of Fox Rothschild LLP, located at 2000 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103. You are cordially invited to attend the Special Meeting for the purpose of voting on the following proposals:

•        a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, as previously amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020 (the “Extended Date”); and

•        a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of January 24, 2018, as amended (collectively, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from May 14, 2020 to the Extended Date.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. On September 16, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GPAQ Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Holdings”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“Company Merger Sub”), HOF Village, LLC, a Delaware limited liability company (“HOFV”) and HOF Village Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOFV (“Newco”). Pursuant to the Merger Agreement, (i) Acquiror Merger Sub will be merged with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with security holders of the Company receiving substantially equivalent securities of Holdings, and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of the Company and with the members of Newco receiving shares of common stock of Holdings.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 14, 2020 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Merger Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Trust Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 3,125,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and our Sponsor owns 4,900,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Gordon Pointe Management, LLC, the Company’s sponsor (the “Sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (such loan being referred to herein as the “Contribution”) $0.03 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete a business combination to June 15, 2020, plus, an additional $0.03 for each public share if the Company elects to further extend the deadline for an additional 30 days. Accordingly, assuming no public shares are redeemed, if the Company takes the initial extension to June 15, 2020 and the additional 30-day option period, then the Sponsor would make an aggregate Contribution of approximately $211,891. The first Contribution will be deposited in the Trust Account on the date that the Extension is approved and, if the Company elects to further extend the deadline for an additional 30 days, the second Contribution will be deposited in the Trust Account within two business days prior to the beginning of such 30-day period. The Sponsor will not make any Contribution unless the Extension Amendment and the Trust Amendment are approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of the proposed business combination. The loan will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Sponsor will have the sole discretion whether to extend for the additional 30-day period and if the Sponsor determines not to extend for the additional 30-day period, its obligation to make an additional Contribution will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 12, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Our stockholders previously approved three separate extensions of the period of time for which we are required to consummate a business combination, such that the Company currently has until May 14, 2020 to consummate its initial business combination. In connection with the approval of the prior extensions, the Company’s sponsor loaned to the Company an aggregate of $2,942,352, which amounts were deposited into the Trust Account. Such loans may not be repaid if a business combination is not consummated. See the section entitled “Proposal No. 1 and Proposal No. 2 — The Extension Amendment and the Trust Amendment — Interests of the Company’s Directors and Officers”. The aggregate number of public shares presented for redemption in connection with the prior extensions was 8,968,484 shares. Following such redemptions, the Company has 3,531,516 public shares outstanding.

As of March 31, 2020, there was approximately $38 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date to complete an initial business combination, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.82 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.76 per share. The closing price of the Company’s common stock on April 17, 2020 was $10.75. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

If the Extension Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by May 14, 2020, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor (other than our independent public accountants) for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income tax obligations. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our Sponsor will not be responsible to the extent of any liability for such third party claims. Furthermore, the Sponsor will not be liable to our public stockholders and instead will only have liability to the Company. There is no assurance, however, that it will be able to satisfy those obligations to us. Regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.82, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.82, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment and the Trust Amendment proposals are approved, the approval of the Trust Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment and the Trust Amendment proposals are approved.

Under the Trust Amendment, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

The record date for the Special Meeting is April 2, 2020. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 8,042,536 outstanding shares of Company common stock, including 3,531,516 public shares and 3,125,000 Founder Shares. The Company’s warrants do not have voting rights in connection with the Extension Amendment or the Trust Amendment.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $22,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated April 22, 2020 and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors for use at the Special Meeting, or at any adjournments thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting

The Company is a blank check company incorporated in April 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination with one or more businesses or assets, which we refer to throughout this Proxy Statement as our initial business combination. In January 2018, the Company consummated its IPO from which it derived gross proceeds of $125,000,000. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 14, 2020). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its previously announced proposed business combination and is therefore holding this Special Meeting.

What is being voted on?

You are being asked to vote on:

•   a proposal to amend our Charter to extend the date by which we have to consummate a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020; and

•   a proposal to amend our Trust Agreement to extend the date on which to commence liquidating the Trust Account established in connection with our IPO in the event we have not consummated a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of our board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension.

If the Extension Amendment and the Trust Amendment are approved, the approval of the Trust Amendment will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and the Trust Amendment.

If the Extension Amendment and the Trust Amendment are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment and the Trust Amendment are approved and the amount remaining in the Trust Account after any redemptions may be only a small fraction of the approximately $38 million that was in the Trust Account as of March 31, 2020.

If the Extension Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by May 14, 2020, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Why is the Company proposing the Extension Amendment and the Trust Amendment?

The Company’s Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 14, 2020.

As previously announced, on September 16, 2019, the Company entered into the Merger Agreement with Holdings, Acquiror Merger Sub, GPAQ Company Merger Sub, LLC, HOFV and Newco. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 14, 2020 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Merger Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment?

The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment. The Extension would give the Company additional time to complete its proposed business combination.

Our board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote “FOR” the Trust Amendment?

As discussed above, our board believes that stockholders will benefit from the Company consummating an initial business combination, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment or the Trust Amendment, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any initial business combination we propose. Assuming the Extension Amendment is approved, we will have until the Extended Date to complete a business combination.

Our board recommends that you vote in favor of the Trust Amendment, but expresses no opinion as to whether you should redeem your public shares.

When would the board of directors abandon the Extension Amendment and the Trust Amendment proposals?

Our board will abandon the Extension Amendment and the Trust Amendment proposals if our stockholders do not approve both the Extension Amendment and the Trust Amendment. In addition, notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers, other initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. Currently, our Sponsor, our officers and directors and our other initial stockholders own approximately 38.9% of our issued and outstanding shares of common stock, including all of the Founder Shares. Our Sponsor, our directors, executive officers, other initial stockholders and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and the Trust Amendment.

What amount will stockholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment is approved?

If the Extension Amendment is approved, our Sponsor has agreed that it or its affiliates will contribute to the Company as a loan (such loan being referred to herein as the “Contribution”) $0.03 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete a business combination to June 15, 2020, plus, an additional $0.03 for each public share if the Company elects to further extend the deadline for an additional 30 days. Accordingly, assuming no public shares are redeemed, if the Company takes the initial extension to June 15, 2020 and the additional 30-day option period, then the Sponsor would make an aggregate Contribution of approximately $211,891. The first Contribution will be deposited in the Trust Account on the date that the Extension is approved and, if the Company elects to further extend the deadline for an additional 30 days, the second Contribution will be deposited in the Trust Account within two business days prior to the beginning of such 30-day period. The Sponsor will not make any Contribution unless the Extension Amendment and the Trust Amendment are approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of the proposed business combination. The loan will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Sponsor will have the sole discretion whether to extend for the additional 30-day period and if the Sponsor determines not to extend for the additional 30-day period, its obligation to make an additional Contribution will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment will require the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

What vote is required to approve the Trust Amendment?

Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the Company’s outstanding common stock, including the Founder Shares. Approval of the Extension Amendment is a condition to the implementation of the Trust Amendment.

What if I don’t want to vote “FOR” the Extension Amendment or Trust Amendment?	If you do not want the Extension Amendment or Trust Amendment to be approved, you must abstain, not vote, or vote “AGAINST” the proposals.
Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this Proxy Statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

What happens if the Extension Amendment or the Trust Amendment is not approved?

Our board will abandon the Extension Amendment and the Trust Amendment proposals if our stockholders do not approve both the Extension Amendment and the Trust Amendment.

If the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by May 14, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment and the Trust Amendment proposals are approved, what happens next?

If the Extension Amendment and the Trust Amendment are approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and warrants will remain publicly traded. The Company will continue to work to consummate a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, to the extent any public stockholders have elected to have their public shares redeemed, the associated Withdrawal Amount will be removed from the Trust Account and will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our officers and directors and our other initial stockholders as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment and the Trust Amendment are not approved?

If the Extension Amendment and the Trust Amendment are not approved and we have not consummated a business combination by May 14, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company warrants if the Extension Amendment and the Trust Amendment are approved?

If the Extension Amendment and the Trust Amendment are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding in accordance with their terms.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on the proposed business combination, you will be able to vote on the proposed business combination when it is submitted to stockholders. If you disagree with the proposed business combination, you will retain your right to redeem your public shares upon consummation of the proposed business combination in connection with the stockholder vote to approve the proposed business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

You may change your vote by sending a later-dated, signed proxy card to our Secretary at Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Each of the Extension Amendment and the Trust Amendment must be approved by the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention with respect to the Extension Amendment or Trust Amendment will have the same effect as a vote “AGAINST” such proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

As of the record date for the Special Meeting, 4,021,269 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of our common stock at the close of business on April 2, 2020 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 8,042,536 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the board recommend voting for the approval of the Extension Amendment and the Trust Amendment?

Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment and the Trust Amendment.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers and other initial stockholders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 3,125,000 Founder Shares (purchased for $25,000) and 4,900,000 Private Placement Warrants (purchased for $4.9 million), which would expire worthless if a business combination is not consummated, and the possibility of future compensatory arrangements. Further, in addition to the Contribution that our Sponsor has agreed to make to the Company if the Extension Amendment is approved of up to approximately $211,891 (assuming no public shares were redeemed), our Sponsor committed to provide an aggregate of $900,000 in loans to finance transaction costs in connection with a business combination and has loaned $2,942,352 in connection with the prior extensions of the timeframe within which to complete our initial business combination, which loans, to the extent advanced, will be converted into shares of Holdings or repaid upon the closing of the proposed business combination pursuant to the terms of the Merger Agreement. Such loans may not be repaid if a business combination is not consummated. See the section entitled “Proposal No. 1 and Proposal No. 2 — The Extension Amendment and the Trust Amendment — Interests of the Company’s Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment and the Trust Amendment?	Our stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

You can vote your shares at the Special Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Stockholder of Record: Shares Registered in Your Name.    If you are a holder of record of our common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

If the Extension is implemented, our public stockholders may seek to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. Public stockholders may exercise their redemption rights regardless of whether such public stockholders were holders as of the record date.

If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern daylight time on May 12, 2020 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $22,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact:

Gordon Pointe Acquisition Corp.
780 Fifth Avenue South
Naples, FL 34102
Attn: James J. Dolan and Douglas L. Hein
Telephone: (412) 960-4687

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email:GPAQ.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

The Company

We are a Delaware blank check company incorporated in April 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination with one or more businesses or assets.

On January 30, 2019, we consummated our IPO of 12,500,000 units (the “units”) at a price of $10.00 per unit, generating gross proceeds of $125,000,000. Each unit consists of one share of the Company’s Class A common stock; and one warrant to purchase one share of the Company’s Class A common stock (the “public warrants”).

Simultaneously with the consummation of the IPO, our Sponsor purchased an aggregate of 4,900,000 warrants, at a price of $1.00 per warrant, each exercisable to purchase one share of the Company’s Class A common stock at a price of $11.50 per share (the “Private Placement Warrants”), in a private placement (the “private placement”), generating gross proceeds of $4,900,000. The Private Placement Warrants are identical to the public warrants sold as part of the units in the IPO except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the shares of common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination, (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of common stock issuable upon exercise of these warrants) have certain registration rights.

Upon the closing of the IPO and the private placement, $126,250,000 of the net proceeds from the sale of the units in the IPO and the proceeds of the sale of the Private Placement Warrants were deposited in the Trust Account.

Our stockholders previously approved three separate extensions of the period of time for which we are required to consummate a business combination, such that the Company currently has until May 14, 2020 to consummate its initial business combination. In connection with the approval of the prior extensions, the Company’s sponsor loaned to the Company an aggregate of $2,942,352, which amounts were deposited into the Trust Account. Such loans may not be repaid if a business combination is not consummated. See the section entitled “Proposal No. 1 and Proposal No. 2 — The Extension Amendment and the Trust Amendment — Interests of the Company’s Directors and Officers”. The aggregate number of public shares presented for redemption in connection with the prior extensions was 8,968,484 shares. Following such redemptions, the Company has 3,531,516 public shares outstanding.

As of March 31, 2020, there was approximately $38 million in the Trust Account.

The mailing address of the Company’s principal executive office is 780 Fifth Avenue South, Naples, Florida 34102, and its telephone number is (412) 960-4687.

The Proposed Business Combination

As previously announced, on September 16, 2019, the Company entered into the Merger Agreement with Holdings, Acquiror Merger Sub, Company Merger Sub, HOFV and Newco pursuant to which (i) Acquiror Merger Sub will be merged with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with security holders of the Company receiving substantially equivalent securities of Holdings, and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of the Company and with the members of Newco receiving shares of common stock of Holdings. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 14, 2020 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Merger Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 9:00 a.m. Eastern daylight time, at the offices of Fox Rothschild LLP, located at 2000 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103, on May 14, 2020.

Stockholders are being asked to vote on the following proposals:

1.      to amend our Charter to extend the date by which we have to consummate a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020; and

2.      to amend our Trust Agreement to extend the date on which to commence liquidating the Trust Account established in connection with our IPO in the event we have not consummated a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Company common stock at the close of business on April 2, 2020, the record date for the Special Meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 8,042,536 outstanding shares of Company common stock entitled to vote, of which 3,531,516 were public shares and 3,125,000 were Founder Shares.

Votes Required

Approval of the Extension Amendment and Trust Amendment proposals will require the affirmative vote of holders of at least 65% of the Company’s outstanding common stock, including the Founder Shares.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as a vote against the Extension Amendment and Trust Amendment proposals. Likewise, broker non-votes will have the same effect as a vote against the Extension Amendment and Trust Amendment proposals.

Voting

You can vote your shares at the Special Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate James J. Dolan and Douglas L. Hein to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting. You will be given a ballot at the Special Meeting.

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote on the proposals or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment and “FOR” the Trust Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 or by sending an e-mail to: GPAQ.info@morrowsodali.com.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with the Secretary at Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, Florida 34102, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting in person.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Special Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, if you wish to vote in person at the Special Meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $22,500. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers can call collect at (203) 658-9400

Email: GPAQ.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting.

Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board.

Principal Executive Offices

Our principal executive offices are located at 780 Fifth Avenue South, Naples, Florida 34102. Our telephone number at such address is (412) 960-4687.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information available to us at April 20, 2020 with respect to the beneficial ownership of our Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•        each of our executive officers and directors that beneficially own shares of our Common Stock; and

•        all executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants, as they are not exercisable within 60 days of April 20, 2020.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares of Outstanding Common Stock
Gordon Pointe Management, LLC(2)(3)	3,050,000	37.92%
James J. Dolan(2)(3)	3,050,000	37.92%
Douglas L. Hein(4)	35,000	*
Robert B. Cross	10,000	*
David Dennis	10,000	*
Joseph F. Mendel	10,000	*
Neeraj Vohra	10,000	*
All directors and executive officers as a group (6 individuals)	3,125,000	38.86%
AQR Capital Management, LLC(5)	579,800	7.21%
Hudson Bay Capital Management LP(6)	700,000	8.70%
Polar Asset Management Partners Inc.(7)	759,250	9.44%
Basso SPAC Fund LLC(8)	887,122	11.03%
Glazer Capital, LLC(9)	920,524	11.45%
Mizuho Financial Group, Inc.(10)	1,085,500	13.50%

____________

*        Less than one percent.

(1)      This table is based on 3,531,516 public shares and 3,125,000 Founder Shares outstanding as of April 20, 2020. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is c/o Gordon Pointe Management, LLC, 780 Fifth Avenue South, Naples, Florida 34102.

(2)      Represents Founder Shares which are automatically convertible into shares of Holdings common stock at the time of our business combination on a one-for-one basis, subject to adjustment.

(3)      Mr. Dolan may be deemed to beneficially own 3,050,000 Founder Shares through his ownership of membership interests in Gordon Pointe Management, LLC and as the managing member of Gordon Pointe Management, LLC. Includes 325,000 shares granted by Mr. Dolan and Gordon Point Management, LLC to various trusts or estate planning vehicles for certain Dolan grandchildren and other Dolan family members that are managed by Mr. Dolan’s adult children, over which Mr. Dolan disclaims beneficial ownership.

(4)      Does not include 35,000 shares issuable upon exercise of Private Placement Warrants.

(5)      According to Amendment No. 1 to Schedule 13G filed on February 14, 2020, the business address of AQR Capital Management, LLC is Two Greenwich Plaza, Greenwich, CT 06830.

(6)      According to Schedule 13G filed on February 4, 2019, the business address of Hudson Bay Capital Management LP is 777 Third Avenue, 30Floor, New York, NY 10017.

(7)      According to Schedule 13G filed on February 11, 2019, the business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(8)      According to Amendment No. 2 to Schedule 13G filed on February 7, 2020, the business address of Basso SPAC Fund LLC is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

(9)      According to Schedule 13G filed on February 14, 2020, the business address of Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, NY 10019.

(10)    According to Schedule 13G filed on February 14, 2020, the business address of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

PROPOSAL NO. 1 AND PROPOSAL NO. 2 —
THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT

The Extension Amendment

The proposed Extension Amendment would amend our existing Charter to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020 (the latest such date being referred to as the “Extended Date”). A copy of the proposed amendment to our Charter is attached to this Proxy Statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

All holders of the Company’s public shares, whether they vote “FOR” or “AGAINST” the Extension Amendment, or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension is implemented. Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

If the Extension Amendment is approved, the Company’s Sponsor has agreed to contribute to the Company as a loan (such loan being referred to herein as the “Contribution”) $0.03 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete a business combination to June 15, 2020, plus, an additional $0.03 for each public share if the Company elects to further extend the deadline for an additional 30 days. Accordingly, assuming no public shares are redeemed, if the Company takes the initial extension to June 15, 2020 and the additional 30-day option period, then the Sponsor would make an aggregate Contribution of approximately $211,891. The first Contribution will be deposited in the Trust Account on the date that the Extension is approved and, if the Company elects to further extend the deadline for an additional 30 days, the second Contribution will be deposited in the Trust Account within two business days prior to the beginning of such 30-day period. The Sponsor will not make any Contribution unless the Extension Amendment and the Trust Amendment are approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the Sponsor or its affiliates upon consummation of the proposed business combination. The loan will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Sponsor will have the sole discretion whether to extend for the additional 30-day period and if the Sponsor determines not to extend for the additional 30-day period, its obligation to make an additional Contribution will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The Trust Amendment

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which the Trustee must liquidate the trust account if the Company has not completed a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020, and to permit the withdrawal of funds from the Trust Account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposals

The Company’s amended and restated charter, as previously amended, provides that the Company had until May 14, 2020 to complete a business combination. However, there may not be sufficient time before May 14, 2020 to complete the proposed business combination. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before May 14, 2020, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Because the Company will not be able to complete the proposed business combination by May 14, 2020, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond May 14, 2020 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination.

Approval of the Extension Amendment and the Trust Amendment are both a condition to the implementation of the Extension. If the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by May 14, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment and the Trust Amendment.

If the Extension Amendment and Trust Amendment Proposals Are Not Approved

If the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by May 14, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Our board will abandon the Extension Amendment and the Trust Amendment proposals if our stockholders do not approve both the Extension Amendment and the Trust Amendment. In addition, notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

If the Extension Amendment and Trust Amendment Proposals Are Approved

If the Extension Amendment and the Trust Amendment proposals are approved, the approval of the Trust Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment and the Trust Amendment proposals are approved.

If the Extension Amendment and the Trust Amendment are approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and warrants will remain publicly traded. The Company will continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Redemption Rights

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN DAYLIGHT TIME ON MAY 12, 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO THE TRANSFER AGENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN.

In connection with tendering your shares for redemption, you must elect either to (x) physically tender your stock certificates to Continental Stock Transfer& Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or (y) deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your shares in the manner described above prior to 5:00 p.m. Eastern daylight time on May 12, 2020 (two business days before the Special Meeting) in order to exercise your redemption rights in connection with the Extension. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the vote on any proposed business combination when and if one is submitted to stockholders.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and if the Extension Amendment and Trust Amendment are approved, the Company will redeem each public share for a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. As of March 31, 2020, there was approximately $38 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Date, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.82 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.76 per share. The closing price of the Company’s common stock on April 17, 2020 was $10.75. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern daylight time on May 12, 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are U.S. Holders (as defined below) and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to a warrant causes the covered shares to be constructively owned by the holder of the warrant. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment and the Trust Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock, including the Founder Shares, is required to approve the Extension Amendment and the Trust Amendment. If the Extension Amendment is not approved, the Extension will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

All of our directors, executive officers, other initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, our Sponsor, our officers and directors and our other initial stockholders own approximately 38.9% of our issued and outstanding shares of common stock, including all of the Founder Shares.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s executive officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by May 14, 2020 in accordance with our Charter, the 3,125,000 Founder Shares held by our Sponsor, our officers and directors and our other initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 4,900,000 Private Placement Warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $4,900,000 (as they will expire). Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Warrants, such Founder Shares and Private Placement Warrants had an aggregate market value of approximately $34,083,750 based on the last sale price of $10.75 and $0.10, respectively, on Nasdaq on April 17, 2020;

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•        All rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our board are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•        Our Sponsor, the Company’s officers and directors, and any entity with which they are affiliated, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed; and

•        Our Sponsor has contributed $2,942,352 in connection with the prior extensions of the timeframe within which to complete our initial business combination, which loans will be converted into shares of Holdings Common Stock or repaid upon the closing of the proposed business combination pursuant to the terms of the Merger Agreement. Such loans may not be repaid if a business combination is not consummated.

•        In addition to the Contribution that our Sponsor has agreed to make to the Company if the Extension Amendment is approved of up to approximately $211,891 (assuming no public shares were redeemed and the Company takes the full time through the Extended Date), our Sponsor also committed to provide an aggregate of $900,000 in loans to finance transaction costs in connection with a business combination, which loans, to the extent advanced, will be converted into shares of Holdings or repaid upon the closing of the proposed business combination pursuant to the terms of the Merger Agreement. Such loans may not be repaid if a business combination is not consummated.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment proposals are in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals.

Our board recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. Our board expresses no opinion as to whether you should redeem your public shares.

STOCKHOLDER PROPOSALS

No date for the Company’s annual meeting of stockholders (the “Annual Meeting”) has been set. You may submit proposals, including recommendations of director candidates, for consideration at annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the Annual Meeting, such nominations or proposals, other than those made by or at the direction of the board of directors, must be submitted in writing and received by our Secretary at our principal executive offices located at 780 Fifth Avenue South, Naples, FL 34102, not later than the close of business on the later of (x) the 90th calendar day prior to the Annual Meeting and (y) the 10th calendar day following the day on which public disclosure of the date of the Annual Meeting is first made. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the Annual Meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an Annual Meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before we begin to print and send our proxy materials for the Annual Meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s Proxy Statement. Upon written or oral request, the Company will deliver a separate copy of the Proxy Statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 780 Fifth Avenue South, Naples, FL 34102, (412) 960-4687, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, telephone number or facsimile number:

Gordon Pointe Acquisition Corp.
780 Fifth Avenue South

Naples, FL 34102

Tel: (412) 960-4687

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers can call collect at (203) 658-9400

Email: GPAQ.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than May 1, 2020.

Annex A

AMENDMENT NO. 4

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GORDON POINTE ACQUISITION CORP.

Pursuant to Section 245 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of GORDON POINTE ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Gordon Pointe Acquisition Corp.

2.      The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on April 12, 2017. An amended and restated certificate of incorporation was filed with the Secretary of State on January 30, 2018, as amended by Amendment to the Amended and Restated Certificate filed with the Secretary of State on July 26, 2019, Amendment No. 2 to the Amended and Restated Certificate filed with the Secretary of State on January 24, 2020 and Amendment No. 3 to the Amended and Restated Certificate filed with the Secretary of State on April 1, 2020 (collectively, the “Amended and Restated Certificate”).

3.      This Amendment No. 4 to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

4.      This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

5.      The text of Article IX, Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on December 22, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by June 15, 2020, subject to an option for the Company to further extend such date for an additional 30 days to July 15, 2020; and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Gordon Pointe Management, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

6.      The text of Article IX, Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by June 15, 2020, subject to an option by the Company to further extend such date for an additional 30 days to July 15, 2020, the Corporation shall (i) cease all operations except for the purpose of

A-1

winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.      The text of Article IX, Section 9.7 is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 15, 2020, subject to an option by the Company to further extend such date for an additional 30 days to July 15, 2020, then the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, Gordon Pointe Acquisition Corp. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the [__] day of May, 2020.

GORDON POINTE ACQUISITION CORP.
By:
James J. Dolan, Chief Executive Officer

A-2

Annex B

AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [___________], by and between Gordon Pointe Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on January 30, 2018, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement with B. Riley FBR, Inc., as representative (the “Representative”) of the several underwriters (the “Underwriters”) named therein (the “Underwriting Agreement”);

WHEREAS, $126,250,000 of the gross proceeds of the Offering and sale of the Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of January 24, 2018, by and between the Company and the Trustee (as amended, the “Original Agreement”) (the amount delivered to the Trustee (and any interest subsequently earned thereon), including the proceeds from any loans made by the Company’s sponsor or its affiliates in connection with the Extension Amendment (as hereinafter defined) is referred to herein as the “Property”);

WHEREAS, the Company has sought the approval of its stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment of Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) June 15, 2020, subject to an option by the Company to further extend such date for an additional 30 days to July 15, 2020, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 15, 2020, subject to an option by the Company to further extend such date for an additional 30 days to July 15, 2020, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

2.      Miscellaneous Provisions.

(a)     Successors.    All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

(b)    Severability.    This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(c)     Applicable Law.    This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

(d)    Counterparts.    This Amendment may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(e)     Effect of Headings.    The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

(f)     Entire Agreement.    The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
as Trustee
By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President
GORDON POINTE ACQUISITION CORP.
By:
Name:	James J. Dolan
Title:	Chief Executive Officer

[FORM OF PROXY CARD]

GORDON POINTE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

May 14, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated April 22, 2020, in connection with the Special Meeting to be held on May 14, 2020 at 9:00 a.m. Eastern daylight time, at the offices of Fox Rothschild LLP, located at 2000 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103 and hereby appoints James J. Dolan and Douglas L. Hein, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Gordon Pointe Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2 CONSTITUTING THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on May 14, 2020:

This notice of meeting and the accompanying Proxy Statement are available at:

https://www.cstproxy.com/gordonpointe/smp2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Please mark vote as indicated in this example ☒

Proposal No. 1 — Extension Amendment Proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as previously amended, to extend the date by which the Company must consummate a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — Trust Amendment Proposal to amend the Investment Management Trust Agreement, dated as of January 24, 2018, as amended, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed a business combination from May 14, 2020 to June 15, 2020, plus an option for the Company to further extend such date for an additional 30 days to July 15, 2020.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date:_______________, 2020
_________________________________
Stockholder’s Signature
_________________________________
Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS NO. 1 AND PROPOSAL NO. 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.